Exhibit 99.1

Nexvet Biopharma plc (“Nexvet”) Rule 17(b) Announcement

DUBLIN, Ireland – June 6, 2017 – Nexvet Biopharma (Nasdaq: NVET) today announced the following;

Recommended Acquisition for Cash by

ZOETIS BELGIUM S.A.

A WHOLLY-OWNED INDIRECT SUBSIDIARY OF

ZOETIS INC.

of

NEXVET BIOPHARMA PUBLIC LIMITED COMPANY

to be implemented by means of a scheme of arrangement
under Chapter 1 of Part 9 of the Irish Companies Act 2014

Announcement relating to despatch of Definitive Proxy Statement and details of Scheme Meeting and EGM

On April 13, 2017, Nexvet Biopharma plc, a public limited company incorporated in Ireland (“Nexvet” or the “Company”), Zoetis Inc. (“Zoetis”) and its wholly-owned indirect subsidiary Zoetis Belgium S.A. (“Bidco”) announced that they had reached agreement on the terms of a recommended acquisition of Nexvet by Zoetis, through Bidco, whereby Bidco will acquire all of the issued and to be issued ordinary shares of the Company (the “Acquisition”). As outlined in that announcement, the Acquisition is to be implemented by means of a scheme of arrangement under Chapter 1 of Part 9 of the Irish Companies Act of 2014.

Nexvet announces that it has mailed to Nexvet Shareholders a proxy statement, which also constitutes a scheme circular, relating to the Acquisition (the “Definitive Proxy Statement”). The Definitive Proxy Statement sets out, amongst other things, the full terms and conditions of the Acquisition, information required under Section 452 of the Irish Companies Act 2014 and details of the action to be taken by Nexvet Shareholders.

Furthermore, notices convening the Scheme Meeting and the related Extraordinary General Meeting (the “EGM”) are contained in the Definitive Proxy Statement. The Scheme Meeting and the EGM will commence at 10.00 a.m. and 10.30 a.m. (or, if later, as soon thereafter as the Scheme Meeting shall have been concluded or adjourned), respectively, on July 10, 2017 at the offices of Matheson at 70 Sir John Rogerson’s Quay, Dublin 2, Ireland. All references to time in this announcement are to Irish time, unless otherwise indicated.

Nexvet Shareholders should carefully read the Definitive Proxy Statement in its entirety before making a decision with respect to the Acquisition.

Nexvet Shareholders are strongly urged to complete, sign and return the proxy cards accompanying the Definitive Proxy Statement as soon as possible. Nexvet Shareholders whose shares are held in “street name” should instruct their brokerage firm, bank, dealer or other similar organisation on how to vote such shares using the instructions provided by such brokerage firm, bank, dealer or other similar organisation.

Cautionary Statement Regarding Forward-Looking Statements

This announcement may contain forward-looking statements. All statements other than historical facts are forward-looking statements, including statements regarding anticipated future results, or other non-historical facts. They may be identified by the words “will”, “may”, “could”, “would”, “to be”, “might”, “believe”, “anticipate”, “expect”, “plan”, “estimate”, “forecast”, “future”, “positioned”, “potential”, “intend”, “continue”, “remain”, “scheduled”, “outlook”, “set to”, “subject to”, “upcoming”, “target” or similar expressions. These statements are based on current views, expectations, estimates and assumptions and are subject to risks and uncertainties that could cause actual results to differ materially from those expressed in the forward-looking statements. If one or more of these risks or uncertainties materialise, or if underlying views, expectations, estimates or assumptions prove to be incorrect, actual results may differ materially from those contemplated by a forward-looking statement.

Factors that could cause or contribute to such differences include, but are not limited to: uncertainties as to the timing of the Acquisition; uncertainties as to whether Zoetis or Bidco will be able to consummate the Acquisition; uncertainties as to whether Nexvet Shareholders will provide the requisite approvals for the Acquisition on a timely basis, or at all; the possibility that competing offers will be made; the possibility that certain conditions to the consummation of the Acquisition will not be satisfied, including obtaining the requisite approvals of the Scheme; the possibility that Nexvet Shareholders will file lawsuits challenging the Acquisition, including actions seeking to rescind the Scheme or enjoin the consummation of the Acquisition; the ability to meet expectation regarding the accounting and tax treatments of the Acquisition; changes in relevant tax and other Laws or regulations; the integration of Nexvet being more difficult, time-consuming or costly than expected; the diversion of Nexvet, Zoetis or Bidco management time and attention to issues relating to the Acquisition and integration; operating costs, customer loss and business disruption (including, without limitation, difficulties in maintaining relationships with employees, customers, clients or suppliers) being greater than expected following the Acquisition; the scope, timing and outcome of any ongoing legal proceedings involving Nexvet, Zoetis or Bidco and the impact of any such proceedings on its financial condition, results of operations or cash flows; the possibility that costs, fees, expenses or charges Nexvet, Zoetis or Bidco incur in connection with the Acquisition are greater than expected; the possibility that the Scheme may be terminated in circumstances that require Nexvet to reimburse certain expenses of Zoetis or Bidco; the ability of Nexvet, Zoetis or Bidco to protect intellectual property and preserve intellectual property rights; and changes in the economic and financial conditions of the business of Zoetis or Nexvet.

In addition, actual future results and other future circumstances of Nexvet are subject to other risks and uncertainties that relate more broadly to Nexvet’s business, including its future results of operations and financial position; ability to continue as a going concern; its ability to execute its business strategy, including obtaining successful pivotal study results, developing its pipeline of product candidates, completing facilities upgrades, manufacturing its own product candidates, meeting conditions for the receipt of government grants, making timely regulatory submissions, and qualifying for conditional licensure or obtaining product approvals; and those risks and uncertainties discussed in Nexvet’s most recent Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and other documents on file with the SEC.

Furthermore, actual future results and other future circumstances of Zoetis or Bidco are subject to other risks and uncertainties that relate more broadly to Zoetis’ business. A further list and description of risks, uncertainties and other matters can be found in Zoetis’ Annual Report on Form 10-K for the fiscal year ended 31 December 2016, including the sections thereof captioned “Forward-Looking Statements and Factors That May Affect Future Results” and “Item 1A. Risk Factors”, in Zoetis’ Quarterly Reports on Form 10-Q and in Zoetis’ current Reports on Form 8-K.

There may be additional risks that Nexvet, Zoetis and Bidco do not presently know or currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements.

Forward-looking statements speak only as of the date on which they are made. Nexvet, Zoetis and Bidco expressly disclaim any obligation to update or revise any forward-looking statement, except as required by Law.

Statements Required by the Irish Takeover Rules

The Nexvet Directors accept responsibility for the information contained in this announcement. To the best of the knowledge and belief of the Nexvet Directors (who have taken all reasonable care to ensure that such is the case), the information contained in this announcement for which they accept responsibility is in accordance with the facts and does not omit anything likely to affect the import of such information.

Evercore Partners International LLP, which is authorized and regulated in the United Kingdom by the Financial Conduct Authority, and Evercore Group L.L.C., which is a securities broker-dealer registered with the U.S. Securities and Exchange Commission (“SEC”) and subject to regulation by the SEC and the Financial Industry Regulatory Authority (“FINRA”) (together with Evercore Partners International LLP, “Evercore”), are acting as financial adviser for Nexvet, including for the purposes of Rule 3 of the Takeover Rules, and no one else in connection with the Acquisition and the other matters referred to in this announcement, and will not be responsible to anyone other than Nexvet for providing the protections afforded to clients of Evercore or for providing advice in relation to the Acquisition or any other matters referred to in this announcement. Neither Evercore nor any of its subsidiaries, branches or affiliates owes or accepts any duty, liability or responsibility whatsoever (whether direct or indirect, whether in contract or in tort, under statute or otherwise) to any person who is not a client of Evercore in connection with this announcement, any statement contained therein or otherwise.

Cowen and Company, LLC (“Cowen”), which is a securities broker-dealer registered with the SEC and subject to regulation by the SEC and the FINRA, is acting as financial adviser for Nexvet and for no one else in connection with the Acquisition and the other matters referred to in this announcement, and will not be responsible to anyone other than Nexvet for providing the protections afforded to clients of Cowen or for providing advice in relation to the Acquisition or any other matters referred to in this announcement.

This announcement is not intended to, and does not, constitute or form any part of any offer or invitation, or the solicitation of an offer, to purchase or otherwise acquire or subscribe for any securities pursuant to the Acquisition or otherwise, nor shall there be any sale, issuance or transfer of securities, in any jurisdiction in contravention of applicable Law. This announcement does not constitute a prospectus or an equivalent document.

Rule 8 Dealing Disclosure Requirements

Under the provisions of Rule 8.3 of the Irish Takeover Rules, if any person is, or becomes, “interested” (directly or indirectly) in 1% or more of any class of “relevant securities” of the Company, all “dealings” in any “relevant securities” of the Company (including by means of an option in respect of, or a derivative referenced to, any such “relevant securities”) must be publicly disclosed by not later than 3:30 p.m. (Eastern Time) on the “business day” following the date of the relevant transaction. This requirement will continue until the date on which the Offer Period ends. If two or more persons cooperate on the basis of any agreement, either express or tacit, either oral or written, to acquire an “interest” in “relevant securities” of the Company, they will be deemed to be a single person for the purpose of Rule 8.3 of the Takeover Rules.

Under the provisions of Rule 8.1 of the Takeover Rules, all “dealings” in “relevant securities” of the Company by Zoetis or Bidco or by any party acting in concert with any of them, must also be disclosed by no later than 12 p.m. (Eastern Time) on the “business day” following the date of the relevant transaction.

A disclosure table, giving details of the companies in whose “relevant securities” “dealings” should be disclosed, can be found on the Takeover Panel’s website at www.irishtakeoverpanel.ie.

“Interests in securities” arise, in summary, when a person has long economic exposure, whether conditional or absolute, to changes in the price of securities. In particular, a person will be treated as having an “interest” by virtue of the ownership or control of securities, or by virtue of any option in respect of, or derivative referenced to, securities.

Terms in quotation marks above are defined in the Takeover Rules, which can be found on the Irish Takeover Panel’s website www.irishtakeoverpanel.ie.

If you are in any doubt as to whether you are required to disclose a “dealing” under Rule 8, please consult the Irish Takeover Panel’s website at www.irishtakeoverpanel.ie or contact the Irish Takeover Panel on telephone number +353 1 678 9020 or fax number +353 1 678 9289.

General

Certain capitalized words used in this announcement and not herein defined have the meanings given to such words in the Rule 2.5 Announcement dated April 13, 2017 issued by the Company and Zoetis (the “Rule 2.5 Announcement”). The bases and sources set out in the Rule 2.5 Announcement have been used in this announcement, unless otherwise stated or the context otherwise requires.

A copy of the Definitive Proxy Statement, and the documents required to be published pursuant to the Takeover Rules by Nexvet, will be available, free of charge (subject to certain restrictions relating to persons resident in Restricted Jurisdictions) on the Nexvet website at www.nexvet.com by no later than midday (ET/New York time) on the business day following this announcement and throughout the course of the Acquisition. Neither the contents of the Nexvet website nor the contents of any other website accessible from hyperlinks are incorporated into, or form part of, this announcement.

NOT FOR RELEASE, PUBLICATION OR DISTRIBUTION, DIRECTLY OR INDIRECTLY (IN WHOLE OR IN PART) IN, INTO OR FROM ANY JURISDICTION WHERE TO DO SO WOULD CONSTITUTE A VIOLATION OF THE RELEVANT LAWS OF SUCH JURISDICTION

FOR IMMEDIATE RELEASE

About Nexvet (www.nexvet.com)

Nexvet is a clinical-stage biopharmaceutical company focused on transforming the therapeutic market for companion animals, such as dogs and cats, by developing and commercializing novel, species-specific biologics. Nexvet’s proprietary PETization™ platform is designed to rapidly design monoclonal antibodies (mAbs) that are recognized as “self” or “native” by an animal’s immune system, a property Nexvet refers to as “100% species-specificity.” Nexvet’s product candidates build upon the safety and efficacy data from clinically tested human therapies, thereby reducing clinical risk and development cost.

Nexvet is leveraging diverse global expertise and incentives to build a vertically integrated biopharmaceutical company, which conducts drug discovery in Australia, conducts clinical development in the United States and Europe and conducts manufacturing in Ireland.

Further information:

Investors Hershel Berry Blueprint Life Science Group +1 415-375-3340 Ext. 1 hberry@bplifescience.com	Company Damian Lismore CFO, Nexvet Biopharma plc +61 417-351-272 (Aus.) damian.lismore@nexvet.com

Forward looking statements

This press release contains forward looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Forward looking statements consist of all statements other than statements of historical fact, including statements regarding our future results of operations and financial position, potential acquisition by Zoetis, ability to access financing on acceptable terms or at all, results of any current or future pivotal study, future expenditures relating to our lead product candidates, time for completion of any of our studies or facilities upgrades, ability to develop our pipeline of product candidates, business strategy, prospective products, ability to successfully manufacture our own product candidates, ability to meet conditions for the receipt of government grants, time for regulatory submissions or ability to qualify for conditional licensure or obtain product approvals, research and development costs, timing and likelihood of success, plans and objectives of management for future operations, and future results of current and anticipated products. These statements relate to future events or to our future financial performance and involve known and unknown risks, uncertainties and other factors which may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward looking statements. The words “anticipate,” “assume,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “objective,” “plan,” “potential,” “predict,” “project,” “position,” “seek,” “should,” “target,” “will,” “would,” or the negative of these terms or other similar expressions are intended to identify forward looking statements, although not all forward looking statements contain these identifying words. These forward looking statements are based on current expectations, estimates, forecasts and projections about our business and the industry in which we operate, and management’s beliefs and assumptions are not guarantees of future performance or development and involve known and unknown risks, uncertainties and other factors.

Factors that could cause actual results to differ materially from our expectations expressed in this report include those summarized under Risk Factors in our reports on Forms 10-Q and 10-K and the other documents we file from time to time with the Securities and Exchange Commission. Given these risks and uncertainties, you should not place undue reliance on these forward looking statements. Also, forward looking statements represent management’s beliefs and assumptions only as of the date of this press release. Except as required by law, we do not intend, and undertake no obligation, to revise or update these forward looking statements or to update the reasons actual results could differ materially from those anticipated in these forward looking statements, even if new information becomes available in the future.